SEI INSTITUTIONAL INVESTMENTS TRUST

Long Duration Corporate Bond Fund
(the "Fund")

Supplement dated March 30, 2015
to the Class A Shares Prospectus (the "Prospectus") dated September 30, 2014, as amended on November 14, 2014, December 24, 2014, January 15, 2015,
January 29, 2015 and February 6, 2015

On February 6, 2015, the prospectus for the Long Duration Corporate Bond Fund was supplemented effective as of March 30, 2015, to reflect certain upcoming changes to the Fund's name, investment goal and principal investment strategies. By way of this supplement, the Fund is extending the effective date of those changes from March 30, 2015 to April 1, 2015. A revised copy of the Fund's Prospectus and Statement of Additional Information, which will include the changes described herein, changes to related risk disclosure and other changes will be available to you on or about April 1, 2015.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-930 (3/15)